                                                                    Exhibit 99.1

                                ABS Term Sheet



The information contained in the attached materials is referred to as the "Information".

The attached Term Sheet has been prepared by Caterpillar Financial Services Corporation. Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

                              SUBJECT TO REVISION
                         TERM SHEET DATED MAY 13, 1996

                    CATERPILLAR FINANCIAL ASSET TRUST 1996-A

    THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, THE ISSUER ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN CATERPILLAR FINANCIAL FUNDING CORPORATION, CATERPILLAR FINANCIAL SERVICES CORPORATION, CATERPILLAR INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE SECURITIES NOR THE RECEIVABLES ARE ISSUED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

    THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NOTES AND THE CERTIFICATES; HOWEVER, THIS TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE NOTES AND THE CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

    THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE NOTES AND THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

    This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. All capitalized terms used herein as defined terms and not otherwise defined herein shall have the meanings assigned to such terms in the Prospectus Supplement and the Prospectus.

ISSUER.......................  Caterpillar Financial Asset Trust 1996-A (the "Trust" or the
                               "Issuer").

SELLER.......................  Caterpillar Financial Funding Corporation (the "Seller").

SERVICER.....................  Caterpillar  Financial Services  Corporation (the "Servicer"
                               or "CFSC").

THE NOTES....................  Class A-1      % Money Market  Asset Backed Notes (the  "A-1
                               Notes") in the aggregate principal amount of $85,000,000.

                               Class  A-2     % Asset Backed Notes (the "A-2 Notes") in the
                               aggregate principal amount of $139,000,000.

                               Class A-3         % Asset  Backed  Notes (the  "A-3  Notes";
                               together  with the A-1 Notes and the A-2 Notes, the "Notes")
                               in the aggregate principal amount of $133,021,000.

THE CERTIFICATES.............  % Asset  Backed Certificates  (the "Certificates";  together with  the  Notes,  the  "Securities")  in  the aggregate
                               principal amount of $14,876,157.

TERMS OF THE NOTES

A.  INTEREST.................  The Class  A-1, Class  A-2  and Class  A-3 Notes  will  bear interest at fixed rates calculated on the basis of a 360-day year  of twelve  30-day months. Interest  on the outstanding principal amount of the Notes will accrue from and including the most recent Distribution Date on which interest has been paid (or, in the case of the initial Distribution Date, from and  including  the  Closing  Date)  to  but  excluding  the following  Distribution Date and will be payable on the 25th day of each  calendar month (or  if any such  date is not  a business  day, on the next succeeding business day) (each, a
                               "Distribution Date") commencing June 25, 1996.

B.  PRINCIPAL PAYMENTS.......  Principal of each Class of the Notes will be payable on each
                               Distribution Date in an amount calculated as the  applicable percentage  set forth  herein of  the Principal Distribution
                               Amount for such  Distribution Date (to  the extent of  funds
                               available   therefor   as   described   herein).  "Principal
                               Distribution Amount" means,  with respect  to any  Distribu-
                               tion  Date,  the  sum  of  the  following  amounts,  without duplication, with respect to the preceding calendar month (a
                               "Collection Period"): (i) that portion of all collections on the Receivables (including any Liquidation Proceeds and  any amounts  received from Dealers  with respect to Receivables)
                               allocable to principal; (ii)  the amount of Realized  Losses for  the  related Collection  Period  (except to  the extent included in (iii) below); and (iii) the Principal Balance of each  Receivable  that  the  Servicer  became  obligated  to purchase  or that the Seller  became obligated to repurchase during the related Collection  Period (except to the  extent included  in  (i)  above).  "Realized  Losses"  means,  with respect to  any Collection  Period, (i)  the excess  of  the
                               Principal   Balance  of  the   Liquidated  Receivables  over
                               Liquidation Proceeds  for  such  Collection  Period  to  the extent  allocable to  principal and (ii)  amounts payable by
                               Dealers with  respect  to Over-Rate  Receivables  which  are deemed uncollectible by the Servicer.

                               100% of the Principal Distribution Amount will be payable to the Class A-1 Notes until the Class A-1 Notes have been paid in  full, and then 100% of the Principal Distribution Amount will be payable to the Class  A-2 Notes until the Class  A-2
                               Notes  have been paid  in full. After the  A-1 Notes and the
                               A-2 Notes have been paid in full, principal of the A-3 Notes will be payable, until the A-3 Notes have been paid in full, in an amount equal to the A-3 Noteholders' Percentage of the difference between (i) the Principal Distribution Amount for
                               such  Distribution  Date,  and  (ii)  any  portion  of   the
                               Principal  Distribution Amount applied  on such Distribution
                               Date to reduce the outstanding  principal amount of the  A-1
                               Notes or A-2 Notes to zero.

                               "A-3  Noteholders' Percentage" means 96%; PROVIDED, HOWEVER, that if the amount on deposit in the Reserve Account is less than the lesser of (i) 2.25% of the Initial Pool Balance and
                               (ii) the sum of (x) the outstanding principal amount of  the
                               Notes and (y) the Certificate Balance, then, with respect to each  Distribution  Date  thereafter,  the  A-3 Noteholders'
                               Percentage shall be 100%.

                               In addition, on any Distribution  Date on and after the  May
                               1998  Distribution  Date,  any  amounts  on  deposit  in the
                               Reserve Account in excess  of the Specified Reserve  Account
                               Balance   for  such  Distribution  Date  shall  be  paid  as
                               principal of the A-2  Notes, until the  A-2 Notes have  been paid  in full, and then paid  as principal of the A-3 Notes, until the A-3 Notes have been paid in full.

C.  A-1 NOTE FINAL SCHEDULED
    DISTRIBUTION DATE........  May 1997 Distribution Date.

D.  A-2 NOTE FINAL SCHEDULED
    DISTRIBUTION DATE........  July 1999 Distribution Date.

E.  A-3 NOTE FINAL SCHEDULED
    DISTRIBUTION DATE........  May 2002 Distribution Date.

F.  OPTIONAL PREPAYMENT......  The A-3 Notes will be prepayable in whole, but not in  part, if  the  Servicer  exercises  its  option  to  purchase  the
                               Receivables, which  option may  be exercised  when the  Pool
                               Balance  has been reduced to 10% or less of the Initial Pool
                               Balance.

TERMS OF THE CERTIFICATES

A.  GENERAL..................  The  Certificates  will  be  issued  in  fully   registered,
                               certificated  form. Purchasers of the Certificates and their
                               assignees  must  represent  that  they  are  United   States
                               Persons,   and   each  must   provide  a   certification  of
                               non-foreign status under penalties of perjury.

B.  INTEREST.................  The Certificates will  bear interest  at       % per  annum,
                               payable  monthly at one-twelfth of  such annual rate on each
                               Distribution Date. Interest  on the outstanding  Certificate
                               Balance  will  accrue  from and  including  the  most recent
                               Distribution Date on which interest was paid (or in the case of the initial Distribution Date,  the Closing Date) to  but excluding  the following Distribution Date. Interest will be calculated on the basis of  a 360-day year of twelve  30-day months.

C.  PRINCIPAL................  Principal  of  the  Certificates  will  be  payable  on each
                               Distribution Date on or after the Distribution Date on which the A-1 Notes and the A-2  Notes have been paid in full,  in an amount generally equal to the

                               Certificateholders' Percentage of the Principal Distribution
                               Amount   to  the  extent  of  funds  available  therefor  in
                               accordance with  the  priority of  distributions  set  forth below. "Certificateholders' Percentage" means 100% minus the
                               A-3   Noteholders'   Percentage  (if   any  A-3   Notes  are
                               outstanding).

                               The   rights   of   the   Certificateholders   to    receive
                               distributions  with  respect  to  the  Certificates  on  any
                               Distribution Date will be subordinated to the rights of  the
                               Noteholders  to receive payments of  interest on and princi-
                               pal  of   the  Notes   on   such  Distribution   Date.   The
                               Certificateholders  will not receive any distribution on any
                               Distribution Date until the full  amount of interest on  and
                               principal   required  to  be  paid  on  the  Notes  on  such
                               Distribution  Date   has   been  deposited   in   the   Note
                               Distribution Account.

D.  CERTIFICATE FINAL
    SCHEDULED DISTRIBUTION
    DATE.....................  May 2002 Distribution Date.

E.  OPTIONAL PURCHASE........  On any Distribution Date on which the Servicer exercises its option  to  purchase the  Receivables,  which option  may be exercised when the Pool Balance  has been reduced to 10%  or less  of  the Initial  Pool Balance,  the Certificateholders will be repaid.

  PRIORITY OF
  DISTRIBUTIONS..............  Distributions of the Total Distribution Amount shall be made
                               on  each  Distribution  Date  in  the  following  order   of
                               priority:

                               (i)  to the  Servicer (if  CFSC or  an affiliate  is not the
                               Servicer), the Servicing Fee  and all unpaid Servicing  Fees from prior Collection Periods;

                               (ii)  to the  Administrator, the Administration  Fee and all
                               unpaid Administration Fees from prior Collection Periods;

                               (iii) interest to the Noteholders;

                               (iv) principal to the A-1 Noteholders, the A-2  Noteholders, and the A-3 Noteholders, as described herein;

                               (v) interest to the Certificateholders, as described herein;

                               (vi)  principal  to  the  Certificateholders,  as  described herein;

                               (vii) to  the  Servicer (if  CFSC  or an  affiliate  is  the
                               Servicer),  the Servicing Fee and  all unpaid Servicing Fees from prior Collection Periods; and

                               (viii)  to  the   Reserve  Account,   the  remaining   Total
                               Distribution Amount.

                               Notwithstanding  the foregoing,  if an Event  of Default has occurred and the maturity of the Notes has been  accelerated the  Certificateholders will not be  entitled to receive any distributions of interest or principal until the Notes  have been paid in full.

                               Funds  will  be withdrawn  from  amounts on  deposit  in the
                               Reserve Account to  the extent that  the Total  Distribution
                               Amount  (after the payment of the  Servicing Fee (if CFSC or an affiliate  is not  the Servicer)  and the  Administration
                               Fee)  with respect to any Collection Period is less than the amounts payable to  Noteholders and funds  in the amount  of such  deficiency will  be paid to  Noteholders. In addition,

                               funds will  be  withdrawn from  amounts  on deposit  in  the
                               Reserve  Account to the extent that the portion of the Total
                               Distribution Amount  remaining  after  the  payment  of  the
                               Servicing  Fee (if CFSC or an affiliate is not the Servicer)
                               and the  Administration  Fee  and  the  amounts  payable  to
                               Noteholders   is   less   than   the   amounts   payable  to
                               Certificateholders,  and  funds  in   the  amount  of   such
                               deficiency    will    be    paid    to   Certificateholders.
                               Notwithstanding the foregoing, if  on any Distribution  Date on  which any Notes are outstanding the amount on deposit in the Reserve Account is less  than 0.75% of the Pool  Balance as of the end of the preceding Collection Period, then funds will  be  withdrawn from  the  Reserve Account  only  to the extent needed to pay the interest  due on the Notes and  the
                               Certificates  and no funds from  the Reserve Account will be applied on such Distribution Date to principal of the  Notes
                               or   the   Certificates;   PROVIDED,   HOWEVER,   that  this
                               restriction on withdrawals shall be inapplicable if an Event of Default has  occurred which resulted  in acceleration  of the Notes.

                               "Certificate   Balance"   equals,  on   the   Closing  Date,
                               $14,876,157 and, thereafter, equals $14,876,157, reduced  by all amounts allocable to principal previously distributed to
                               Certificateholders  and by  all losses  exceeding amounts on deposit in the Reserve Account.

                               "Total Distribution  Amount"  means,  with  respect  to  any
                               Distribution  Date,  the  sum of  the  aggregate collections
                               (including any  Liquidation Proceeds,  any Purchase  Amounts paid by the Seller and the Servicer and any amounts received from  Dealers  with  respect  to  Receivables)  received  in respect of  the Receivables  during the  related  Collection
                               Period  and Investment Earnings on the Trust Accounts during such Collection Period. The Total Distribution Amount on any
                               Distribution Date shall  exclude all  payments and  proceeds
                               (including any Liquidation Proceeds and any amounts received from  Dealers  with  respect  to  Receivables)  of  (i)  any
                               Receivables the Purchase Amount  of which has been  included in  the  Total  Distribution Amount  in  a  prior Collection
                               Period, (ii)  any Liquidated  Receivable  after and  to  the extent  of the reassignment of such Liquidated Receivable by the Trust to the Seller and (iii) any Servicer's Yield.

RESERVE ACCOUNT..............  The Reserve Account will be created with an initial  deposit by  the  Seller  of  at  least  $17,665,115,  which  will be augmented on each Distribution  Date by the deposit  therein of  the Total Distribution Amount remaining after payment of the Servicing Fee and the Administration Fee and the amounts
                               payable  to  Noteholders  and  Certificateholders  on   such
                               Distribution Date.

                               Prior  to the May 1998 Distribution Date, amounts on deposit in the Reserve  Account in excess  of the Specified  Reserve
                               Account  Balance for such Distribution Date will be released to the Seller and,  on and after  the May 1998  Distribution
                               Date,  such excess will be paid  to the A-2 Noteholders as a payment of principal (until the A-2 Notes have been paid  in full)  and  then  to the  A-3  Noteholders as  a  payment of principal (until the A-3 Notes have been paid in full).  The
                               "Specified  Reserve  Account  Balance" with  respect  to any
                               Distribution Date will be equal to the greater of (a)  4.75%
                               of  the Pool Balance as of the close of business on the last day of the  preceding Collection Period  and (b)  $8,367,686
                               (or  such  greater  percentage  or  amount  as  may  be  set forth  in  the  Sale  and  Servicing  Agreement);  PROVIDED,
                               HOWEVER,  that the  amount in clause  (a) with  respect to a
                               Distribution  Date  (referred  to  herein  as  the  "Current
                               Distribution  Date") shall be equal to the amount calculated for such clause  (c) for the  Distribution Date  immediately preceding  such  Current  Distribution Date  if  any  of the following events occur:  (i) the aggregate  of the  Realized
                               Losses realized from the Cut-off Date through the end of the
                               Collection  Period preceding such  Current Distribution Date exceeds the  amount  equal  to 2.25%  of  the  Initial  Pool
                               Balance;  (ii) the sum  of (x) 12  times the Realized Losses realized during the Collection Period immediately  preceding such  Current  Distribution  Date  plus  (y)  the  aggregate
                               Principal Balance  as  of the  last  day of  the  Collection
                               Period  immediately preceding such Current Distribution Date of all Receivables which have not yet been liquidated as  to which  the Financed Equipment  securing such Receivables has been repossessed exceeds  the amount equal  to 2.00% of  the
                               Pool  Balance at the beginning of such Collection Period; or
                               (iii) the aggregate  amount of scheduled  payments that  are delinquent  by  more  than 60  days  as  of the  end  of the
                               Collection  Period   immediately  preceding   such   Current
                               Distribution  Date exceeds an  amount equal to  3.75% of the
                               Pool Balance  as  of  the end  of  such  Collection  Period;
                               PROVIDED,   FURTHER,  that  the  Specified  Reserve  Account
                               Balance  shall  not  exceed  the  sum  of  the   outstanding
                               aggregate   principal   amount   of   the   Notes   and  the
                               Certificates, and that upon payment of all the interest  and principal  due  on  the  Notes  and  the  Certificates,  the
                               Specified Reserve Account Balance shall be zero.
SERVICING FEE................  The Servicer shall receive a fee for each Collection  Period equal  to 1.0% per annum of the Pool Balance as of the first day of  such Collection  Period  (the "Servicing  Fee")  (in accordance  with  the  priority of  distributions  set forth herein), plus  the Servicer's  Yield. The  Servicer's  Yield represents  amounts  actually collected  by the  Servicer on account of late fees, taxes, and other charges.
ERISA CONSIDERATIONS.........  The Notes are  eligible for purchase  with "plan assets"  of
                               any   Plan.  A  fiduciary   or  other  person  contemplating
                               purchasing the Notes on behalf of or with plan assets should
                               carefully  review  with  its  legal  advisors  whether   the
                               purchase  or  holding  of the  Notes  could give  rise  to a transaction prohibited  or not  otherwise permissible  under
                               ERISA or Section 4975 of the Internal Revenue Code.
                               The  Certificates may  not be acquired  by, on  behalf of or with plan assets.
LEGAL INVESTMENT.............  The A-1 Notes  will be eligible  securities for purchase  by money market funds under paragraph (a)(5) of Rule 2a-7 under the Investment Company Act of 1940, as amended.
RATINGS......................  It  is a  condition to the  issuance of  the Securities that each Class of the Notes  be rated in the highest  investment rating  category  by  each  of  Standard  &  Poor's  Ratings
                               Services and Moody's  Investors Service, Inc.  and that  the
                               Certificates  be rated at least "A" by S&P and at least "A3"
                               by Moody's.

                              THE RECEIVABLES POOL

    The   pool  of  Receivables  (the   "Receivables  Pool")  will  include  the
Receivables purchased pursuant to the Purchase Agreement with an aggregate Principal Balance of $371,897,157 as of May 1, 1996 (the "Cut-off Date").

    The Receivables were selected from the entire U.S. ISC Portfolio (other than receivables previously sold to trusts under prior asset-backed securitizations which CFSC continues to service which are otherwise included in the U.S. ISC Portfolio) using several criteria, some of which are set forth in the Prospectus under "The Receivables Pools," as well as that each Receivable (i) has a stated maturity of not earlier than September 1996 or later than April 2001, (ii) has an annual percentage rate of interest (based on its Principal Balance) ("APR") of at least 6.00% and (iii) is not more than 31 days past due as of the Cut-off Date. As of the Cut-off Date, no Obligor on any Receivable was noted in the related records of the Servicer as being in default under the related Installment Sales Contract or as being the subject of a bankruptcy proceeding. No selection procedures believed by CFSC or the Seller to be adverse to the Noteholders or the Certificateholders were used in selecting the Receivables.

    The composition of the Receivables and the distribution of the Receivables by APR, new and used equipment, equipment type, industry application, payment frequency and remaining Principal Balance as of the Cut-off Date are set forth in the following tables. Amounts and percentages are based on the Principal Balance of the Receivables as of the Cut-off Date. The "Principal Balance" of a Receivable means its original principal balance, as reduced by principal payments applied in accordance with the actuarial method. The Principal Balance of an Over-Rate Receivable includes the unamortized purchase premium paid by CFSC to Dealers. As of the Cut-off Date, the aggregate current Principal Balance of the Receivables is the Initial Pool Balance.

                         COMPOSITION OF THE RECEIVABLES

                                              WEIGHTED        WEIGHTED
  WEIGHTED                                     AVERAGE        AVERAGE
 AVERAGE APR                                ORIGINAL TERM  REMAINING TERM
     OF                         NUMBER OF    (RANGE) (IN    (RANGE) (IN                AVERAGE
 RECEIVABLES    POOL BALANCE   RECEIVABLES     MONTHS)      MONTHS) (1)       PRINCIPAL BALANCE (RANGE)
- -------------  --------------  -----------  -------------  --------------  --------------------------------
      8.15%    $  371,897,157       4,253    46 (12-60)      42 (4-60)      $87,443 ($5,135 - $3,817,494)

- -------------------
(1) Based on scheduled payments and assuming no prepayments of the Receivables.

                     DISTRIBUTION BY APR OF THE RECEIVABLES

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
APR RANGE (1)                                                     RECEIVABLES      BALANCE        BALANCE
- ---------------------------------------------------------------  -------------  --------------  -----------
6.00% - 6.49%..................................................          262    $   28,539,361       7.67%
6.50 - 6.99....................................................          593        58,066,975      15.62
7.00 - 7.49....................................................          434        42,851,958      11.53
7.50 - 7.99....................................................          349        47,848,446      12.87
8.00 - 8.49....................................................          363        40,095,686      10.79
8.50 - 8.99....................................................          572        54,437,593      14.64
9.00 - 9.49....................................................          647        49,177,706      13.22
9.50 - 9.99....................................................          555        31,699,369       8.52
10.00 - 10.49..................................................          289        12,834,485       3.45
10.50 - 10.99..................................................          125         4,626,877       1.24
11.00 and over.................................................           64         1,718,702       0.45
                                                                       -----    --------------  -----------
  Total........................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

- -------------------

(1) CFSC, in conjunction with Caterpillar and its subsidiaries, periodically offers below market rate financing to Obligors under merchandising programs. Caterpillar, at the outset of a subsidized transaction, remits to CFSC an amount equal to the interest differential, which amount is recognized as income over the term of the related contract. The APR of any Receivable does not take into account, and the Trust does not have an interest in, any of such amounts remitted to CFSC by Caterpillar with respect to these Receivables.

                DISTRIBUTION BY NEW AND USED FINANCED EQUIPMENT

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
                                                                  RECEIVABLES      BALANCE        BALANCE
                                                                 -------------  --------------  -----------
New Equipment (1)..............................................        2,958    $  289,598,368      77.87%
Used Equipment.................................................        1,295        82,298,789      22.13
                                                                       -----    --------------  -----------
  Total........................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

- -------------------

(1) Units not previously delivered or sold; rental units of less than 12 months and 1,000 service meter hours; and units of the current or previous model year and serial number.

         DISTRIBUTION OF THE RECEIVABLES BY TYPE OF FINANCED EQUIPMENT

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
TYPE                                                              RECEIVABLES      BALANCE        BALANCE
- ---------------------------------------------------------------  -------------  --------------  -----------
Lift Trucks....................................................          326    $    7,705,281       2.07%
Paving Equipment...............................................           54         5,575,942       1.50
Construction Equipment.........................................        3,873       358,615,934      96.43
                                                                       -----    --------------  -----------
  Total........................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

           DISTRIBUTION BY INDUSTRY APPLICATION OF FINANCED EQUIPMENT

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
INDUSTRY                                                          RECEIVABLES      BALANCE        BALANCE
- ---------------------------------------------------------------  -------------  --------------  -----------
Agriculture, Forestry and Fishing..............................          226    $   13,925,218       3.74%
Mining.........................................................          111        24,235,223       6.52
Construction...................................................        2,820       242,940,180      65.32
Manufacturing..................................................          457        39,510,325      10.62
Transportation/Public Utilities................................          153        12,081,995       3.25
Wholesale Trade................................................          170        15,209,978       4.09
Other (1)......................................................          316        23,994,238       6.46
                                                                       -----    --------------  -----------
  Total........................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

- -------------------

(1) Other includes retail, financial, insurance and real estate, services, and public administration.

              DISTRIBUTION OF THE RECEIVABLES BY PAYMENT FREQUENCY

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
TYPE                                                              RECEIVABLES      BALANCE        BALANCE
- ---------------------------------------------------------------  -------------  --------------  -----------
Monthly........................................................        3,483    $  282,513,937      75.97%
Variable Frequency (1).........................................          770        89,383,220      24.03
                                                                       -----    --------------  -----------
  Total........................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

- -------------------

(1) "Variable Frequency" Receivables have monthly payment schedules but permit the Obligors thereon to skip or reduce payments during certain specified months which are predetermined at origination. The majority of skip or reduced payments take place during months coinciding with the cash flow patterns of the related Obligors. Although there can be no assurance that the experience on the Variable Frequency Receivables will be comparable, CFSC has not identified any cash flow pattern resulting from the existence of Variable Frequency Receivables in the U.S. ISC Portfolio. The Seller believes that the pattern of principal payments on the Securities will not be materially affected by the inclusion of Variable Frequency Receivables in the Trust. See "The Receivables Pools--The Retail Equipment Financing Business--INSTALLMENT SALES CONTRACTS--CONTRACT TERMS" in the Prospectus.

DISTRIBUTION OF THE RECEIVABLES BY REMAINING PRINCIPAL BALANCE AS OF THE CUT-OFF
                                      DATE

                                                                                                PERCENT OF
                                                                                  AGGREGATE      AGGREGATE
                                                                   NUMBER OF      PRINCIPAL      PRINCIPAL
REMAINING PRINCIPAL BALANCE RANGE                                 RECEIVABLES      BALANCE        BALANCE
- ---------------------------------------------------------------  -------------  --------------  -----------
Up to $25,000..................................................          607    $    9,373,551       2.52%
$ 25,001 - $  50,000...........................................        1,258        48,544,865      13.05
$ 50,001 - $  75,000...........................................          760        46,028,478      12.38
$ 75,001 - $ 100,000...........................................          480        41,858,319      11.26
$100,001 - $ 125,000...........................................          379        42,601,821      11.46
$125,001 - $ 150,000...........................................          291        39,919,918      10.73
$150,001 - $ 175,000...........................................          138        22,274,314       5.99
$175,001 - $ 200,000...........................................           81        15,113,538       4.06
$200,001 - $ 250,000...........................................           97        21,630,047       5.82
$250,001 - $ 300,000...........................................           45        12,289,693       3.30
$300,001 - $ 350,000...........................................           38        12,277,597       3.30
$350,001 - $ 400,000...........................................           21         7,773,489       2.09
$400,001 - $ 450,000...........................................            9         3,813,372       1.03
$450,001 - $ 500,000...........................................            5         2,369,324       0.64
$500,001 - $ 600,000...........................................            6         3,312,434       0.89
$600,001 - $1,000,000..........................................           25        19,242,112       5.17
Over $1,000,000................................................           13        23,474,285       6.31
                                                                       -----    --------------  -----------
  Totals.......................................................        4,253    $  371,897,157     100.00%
                                                                       -----    --------------  -----------
                                                                       -----    --------------  -----------

                   GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

                                                                                                       PERCENT OF
                                                                 NUMBER OF    AGGREGATE PRINCIPAL       AGGREGATE
STATE (1)                                                       RECEIVABLES         BALANCE         PRINCIPAL BALANCE
- -------------------------------------------------------------  -------------  --------------------  -----------------
Alabama......................................................          109      $      9,861,524            2.65%
Alaska.......................................................           28             3,107,548            0.84
Arizona......................................................           89             7,000,451            1.88
Arkansas.....................................................          116             8,903,106            2.39
California...................................................          281            18,715,199            5.03
Colorado.....................................................           65             6,406,601            1.72
Connecticut..................................................           29             2,607,866            0.70
Delaware.....................................................           10               643,258            0.17
Florida......................................................          211            16,536,123            4.45
Georgia......................................................          184            16,561,826            4.45
Hawaii.......................................................            7               499,537            0.13
Idaho........................................................           35             2,416,736            0.65
Illinois.....................................................           95            12,575,167            3.38
Indiana......................................................           64             4,660,022            1.25
Iowa.........................................................            8             4,287,136            1.15
Kansas.......................................................           30             2,932,305            0.79
Kentucky.....................................................           87            12,626,992            3.40
Louisiana....................................................           88             6,874,146            1.85
Maine........................................................            2                46,228            0.01
Maryland.....................................................            8             1,678,947            0.45
Massachusetts................................................            7               479,515            0.13
Michigan.....................................................          233            17,362,733            4.67
Minnesota....................................................            4               483,204            0.13
Mississippi..................................................          106            10,177,382            2.74
Missouri.....................................................           70             6,311,425            1.70
Montana......................................................           39             4,119,580            1.11
Nebraska.....................................................           10               666,707            0.18
Nevada.......................................................           66             9,252,440            2.48
New Hampshire................................................            3               108,838            0.03
New Jersey...................................................          122            11,905,959            3.20
New Mexico...................................................           21             1,251,287            0.34
New York.....................................................          105            10,769,181            2.90
North Carolina...............................................          176            13,826,707            3.72
North Dakota.................................................            3               232,401            0.06
Ohio.........................................................          257            18,222,991            4.90
Oklahoma.....................................................           45             3,607,443            0.97
Oregon.......................................................          112             9,187,059            2.47
Pennsylvania.................................................          214            12,755,335            3.43
Rhode Island.................................................            1                29,872            0.01
South Carolina...............................................          120            11,224,455            3.02
South Dakota.................................................            8               936,674            0.25
Tennessee....................................................          111            11,702,830            3.15
Texas........................................................          327            24,953,502            6.71
Utah.........................................................           87             7,230,168            1.94
Vermont......................................................            1                93,881            0.03
Virginia.....................................................          147            16,022,395            4.31
Washington...................................................          171            14,019,791            3.77
West Virginia................................................           43             7,948,805            2.14
Wisconsin....................................................           67             5,704,919            1.53
Wyoming......................................................           31             2,368,960            0.64
                                                                     -----    --------------------     ------
  Total......................................................        4,253      $    371,897,157          100.00%
                                                                     -----    --------------------     ------
                                                                     -----    --------------------     ------

- -------------------
(1) Based on billing addresses of Obligors.

    Unless otherwise specified herein, references herein to percentages of the Receivables refer in each case to the approximate percentage of the Initial Pool Balance, based on the Principal Balances of the Receivables as of the Cut-off Date, and after giving effect to all payments received prior to the Cut-off Date.

    All of the Receivables were Installment Sales Contracts. 4.31% of the Receivables were originated or arranged by Michigan Cat, a Dealer in Novi, Michigan, and in the aggregate 17.56% of the Receivables were originated or arranged by the five largest Dealers. No other Dealer originated or arranged more than 3.42% of the Receivables. 3.78% of the Receivables were originated or arranged by Carter Machinery Company, Inc., a Dealer in Salem, Virginia and the only Dealer owned by Caterpillar.

    No single Obligor accounted for more than 1.05% of the Receivables, and the five largest Obligors accounted for approximately 4.14% of the Receivables.

    Approximately 95.67% of the Receivables have related Financed Equipment manufactured by Caterpillar, and the remaining 4.33% of the Receivables have related Financed Equipment manufactured by a variety of other sources.

    At origination CFSC confirms the applicable loan-to-value ratios of its receivables. Because of the depreciating nature of the Financed Equipment, and in light of CFSC's credit loss experience set forth herein with respect to the U.S. ISC Portfolio, the Seller believes that statistical information relating to original loan-to-value ratios of the Receivables is not material to investors in the Securities.

    Certain Receivables may be cross-collateralized, being secured by junior liens on other items of equipment (which may or may not be Financed Equipment) in addition to first priority liens on the related Financed Equipment, and certain items of Financed Equipment may secure other receivables of CFSC on a junior basis (which may or may not be Receivables).

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

    Set forth below is certain information concerning CFSC's experience pertaining to delinquencies, repossessions and net losses on the entire United States portfolio of installment sales contracts serviced by CFSC (including receivables sold which CFSC continues to service) (the "U.S. ISC Portfolio"). Generally, when an account becomes 120 days delinquent, accrual of finance income is suspended, the collateral is repossessed and the account is designated for litigation.

    Delinquencies, repossessions and net losses on installment sales contracts are affected by economic conditions generally. Total delinquencies had decreased from 1991 to 1992 due to increased collection efforts and decreased in 1993 due to an improving U.S. economy and to CFSC's expansion of its service center and regional office collection staff and enhanced collection tracking systems. Fluctuations in the levels of repossessions and net losses from 1991 to 1995 reflect changes in economic conditions generally and in economic conditions of industries which CFSC's customers serve.

    Although the Seller believes that the composition of the Receivables in the aggregate is representative of the U.S. ISC Portfolio, there can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below or that delinquencies, repossessions and net losses in the future will be comparable to those in the past.

            DELINQUENCY EXPERIENCE FOR THE U.S. ISC PORTFOLIO(1)(2)
                             (DOLLARS IN MILLIONS)

                                                                        AT DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
                                             1991                      1992                      1993               1994
                                   ------------------------  ------------------------  ------------------------  -----------
                                    NUMBER OF                 NUMBER OF                 NUMBER OF                 NUMBER OF
                                    CONTRACTS     AMOUNT      CONTRACTS     AMOUNT      CONTRACTS     AMOUNT      CONTRACTS
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Gross Portfolio..................      10,685    $   620.9        9,833    $   529.0       11,139    $   638.4       13,692
Unadjusted System Delinquency (3)
  31-60 Days.....................         246    $    11.7          418    $    28.5          407    $    25.8          548
  over 60 Days...................         945    $    45.0          994    $    26.7          418    $    19.9          406
Total Unadjusted System
  Delinquencies..................       1,191    $    56.7        1,412    $    55.2          825    $    45.7          954
Total Unadjusted System
 Delinquencies as a Percent of
 the Gross Portfolio.............       11.15%        9.13 %      14.36 %      10.43 %       7.41 %       7.16 %       6.97%
Adjusted Delinquency (4)
  31-60 Days.....................         N/A          N/A          N/A          N/A          225   $      9.8          275
  over 60 Days...................         N/A          N/A          N/A          N/A          308   $     10.7          271
Total Adjusted Delinquencies.....         N/A          N/A          N/A          N/A          533   $     20.5          546
Total Adjusted Delinquencies as a
 Percent of the Gross
 Portfolio.......................         N/A          N/A          N/A          N/A         4.78 %       3.21 %       3.99%


                                     AMOUNT
                                   -----------
Gross Portfolio..................   $   882.5
Unadjusted System Delinquency (3)
  31-60 Days.....................   $    27.8
  over 60 Days...................   $    20.2
Total Unadjusted System
  Delinquencies..................   $    48.0
Total Unadjusted System
 Delinquencies as a Percent of
 the Gross Portfolio.............        5.44 %
Adjusted Delinquency (4)
  31-60 Days.....................  $     12.0
  over 60 Days...................  $     13.1
Total Adjusted Delinquencies.....  $     25.1
Total Adjusted Delinquencies as a
 Percent of the Gross
 Portfolio.......................        2.84 %

                                                  AT DECEMBER 31, 1995      AT MARCH 31, 1995        AT MARCH 31, 1996
                                                 ----------------------  ------------------------  ----------------------
                                                  NUMBER OF               NUMBER OF                 NUMBER OF
                                                  CONTRACTS    AMOUNT     CONTRACTS     AMOUNT      CONTRACTS    AMOUNT
                                                 -----------  ---------  -----------  -----------  -----------  ---------
Gross Portfolio................................      17,354   $ 1,198.8      14,651    $   960.0       18,400   $ 1,275.1
Unadjusted System Delinquency (3)
  31-60 Days...................................         665   $    38.0         429    $    31.6          548   $    31.4
  over 60 Days.................................         504   $    38.3         459    $    24.9          594   $    43.7
Total Unadjusted System
 Delinquencies.................................       1,169   $    76.3         888    $    56.5        1,142   $    75.1
Total Unadjusted System
 Delinquencies as a Percent of the
 Gross Portfolio...............................        6.74%       6.36%       6.06 %       5.89 %       6.21 %      5.89%
Adjusted Delinquency (4)
  31-60 Days...................................         396   $    17.1         231   $      7.6          334   $    15.6
  over 60 Days.................................         387   $    32.7         295   $     11.8          423   $    33.2
Total Adjusted Delinquencies...................         783   $    49.8         526   $     19.4          757   $    48.8
Total Adjusted Delinquencies
 as a Percent of the Gross Portfolio...........        4.51 %      4.15%       3.59 %       2.02 %       4.11 %      3.83%

- ------------------------
(1) Amounts and percentages are based on the gross amount of all unpaid installments of principal and unearned finance charges scheduled to be paid on each contract.

(2) Delinquent contracts that have been modified in accordance with CFSC's credit policies may not be considered to be "delinquent" for purposes of this table. Such modifications include extensions, restructurings with skip payments, refinancings, changes of installment due dates, reductions of interest rates, and partial buyouts. See "The Receivables Pools--The Retail Equipment Financing Business--EXTENSION/REVISION PROCEDURES" in the Prospectus. In addition, a contract is no longer considered delinquent and is no longer included in the U.S. ISC Portfolio upon the repossession of its related financed equipment. See "The Receivables Pools--The Retail Equipment Financing Business--REPOSSESSION/WRITEOFF PROCEDURES" in the Prospectus.

(3) A monthly contract is deemed to be "31-60" or "over 60" days past due if the amount due is not collected by the last day of the succeeding or next succeeding month, respectively (I.E., a payment due any time in January is not considered "31-60" days past due unless the amount due remains uncollected on February 28).

(4) Adjustments result primarily from the application of payments made but not allocated by CFSC to the amount then outstanding under delinquent contracts. Increases or decreases in the contract number or dollar amount of contracts in a particular delinquency category result from either the removal of contracts from a particular delinquent status or the shifting of contracts from one delinquency category to another as a result of the adjustment process.

       CREDIT LOSS/REPOSSESSION EXPERIENCE FOR THE U.S. ISC PORTFOLIO(1)
                             (DOLLARS IN MILLIONS)

                                                                                                                      THREE
                                                                                                                     MONTHS
                                                                                                                   ENDED MARCH
                                                                           YEAR ENDED DECEMBER 31,                     31,
                                                            -----------------------------------------------------  -----------
                                                              1991       1992       1993       1994       1995       1995(5)
                                                            ---------  ---------  ---------  ---------  ---------  -----------
Average Gross Portfolio Outstanding During the Period.....  $   667.9  $   574.6  $   568.4  $   738.5  $ 1,024.5  $    928.6
Repossessions as a Percent of Average Gross Portfolio
 Outstanding (2)..........................................       2.20%      3.64%      2.66%      0.97%      0.98%       1.20%
Net Losses as a Percent of Liquidations (3)(4)............       1.14%      1.46%      1.22%      0.42%      0.86%       0.35%
Net Losses as a Percent of Average Gross Portfolio
 Outstanding (4)..........................................       0.75%      1.11%      0.79%      0.23%      0.45%       0.17%


                                                             1996(5)
                                                            ---------
Average Gross Portfolio Outstanding During the Period.....  $ 1,242.0
Repossessions as a Percent of Average Gross Portfolio
 Outstanding (2)..........................................       0.87%
Net Losses as a Percent of Liquidations (3)(4)............       0.40%
Net Losses as a Percent of Average Gross Portfolio
 Outstanding (4)..........................................       0.19%

- ------------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount of all unpaid installments of principal and unearned finance charges scheduled to be paid on each contract.

(2) Repossessions prior to the third quarter of 1993 represented all unpaid principal and finance charges accrued but not collected for contracts repossessed and terminated during the period, and subsequent to the third quarter of 1993 represent contracts repossessed and either terminated or in inventory.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(4) Net Losses are equal to the aggregate amount of principal and finance charges accrued on all contracts which are determined to be uncollectible plus repossession expenses less (i) in the case of repossessed (but not liquidated) financed equipment, the estimated proceeds of liquidation of such equipment, and (ii) in the case of liquidated financed equipment, the actual proceeds of liquidation of such equipment. With respect to Financed Equipment which is repossessed in one calendar year and sold in another, the Net Loss figures for the year of repossession include CFSC's estimate of loss after giving effect to its estimate of the liquidation proceeds, and the Net Loss figures in the subsequent calendar year are increased to reflect the amount by which actual liquidation proceeds are less than such estimate or are decreased to reflect the amount by which actual liquidation proceeds exceed such estimate. The Trust receives proceeds of liquidations but will not have the benefit of subsequent amounts received from Obligors or others (except for recourse payments from Dealers) with respect to a contract after the related financed equipment is sold and the related contract is terminated. The Net Loss figures above give effect to payments by Dealers on a limited number of the contracts which provide for recourse to the related Dealers. See "The Receivables Pools--The Retail Equipment Financing Business--DEALER AGREEMENTS" in the Prospectus and "Certain Legal Aspects of the Receivables--Dealer Recourse Receivables" in the Prospectus Supplement.

(5)  Rates have been annualized.